SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              [AMENDMENT NO. _____]

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|X|      Definitive Additional Materials
|_|      Soliciting Materials under ss.240.14a-12

                                DST SYSTEMS, INC.
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                (Name of Registrant as Specified in Its Charter)


 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and O-11.

1)       Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
2)       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11

        (Set forth the amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------

5)       Total fee paid:


         -----------------------------------------------------------------------



|_|      Fee paid previously by written preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:________________________________________________

2)       Form Schedule or Registration Statement No.:___________________________

3)       Filing Party:__________________________________________________________

4)       Date Filed:____________________________________________________________
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                      [LETTERHEAD OF UNITED MISSOURI BANK]

                                IMPORTANT NOTICE



April 5, 2001






Re:      DST Proxy Voting Card

Dear Plan Participant:

As an owner of DST common stock in your retirement plans you were recently mailed proxy information, including a proxy voting card, regarding the DST Annual Shareholders Meeting scheduled for May 8, 2001.

DUE TO A PROBLEM IN THE TRANSMISSION OF DATA FROM UMB TO DST, THE TOTAL NUMBER OF SHARES LISTED ON YOUR PROXY VOTING CARD UNDER THE HEADING "BENEFIT PLAN SHARES" IS IN ERROR BECAUSE IT DOES NOT INCLUDE THE DST SHARES HELD IN YOUR DST 401(K) PLAN ACCOUNT.

You are receiving a separate additional proxy voting card that shows, under the heading "Benefit Plan Shares", only that number of shares of DST common stock held in your DST 401(k) account as of the record date for the meeting.

We apologize for this error and for any inconvenience it has caused you.

Very truly yours,

/s/ Donald W. Smith

Donald W. Smith
Senior Vice President
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
[ X ]    IF MARKING BOXES,                                      TO VOTE IN  ACCORDANCE WITH ALL OF THE DST  BOARD OF DIRECTORS'
         FOLLOW THIS EXAMPLE                                    RECOMMENDATIONS,  PLEASE SIGN AND DATE;  YOU NEED NOT MARK ANY
                                                                BOXES. THE DST BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
------------------------------------------------------------    FOR EACH OF THE PROPOSALS.
                  DST SYSTEMS, INC.
------------------------------------------------------------
By signing this card, you are authorizing the Proxy Committee    1.   Election of Three Directors   For All    With-    For All
(if you own Shares of Record) and the  Trustee(s)  of DST                                           Nominees   hold     Except
Benefit Plan(s) (if you own Benefit Plan Shares) to vote your           (01)  A. Edward Allinson      [   ]     [   ]     [   ]
shares as you specify on the two proposals presented at the             (02)  George L. Argyros
Annual Meeting or any adjournment thereof and to vote in                (03)  Michael G. Fitt
their respective discretion on other proposals that may
properly come before such meeting
                                                                NOTE:  IF YOU MARK  "WITHHOLD", YOUR VOTES WILL NOT BE CAST
                                                                FOR ANY OF THE  NOMINEES.  TO VOTE  FOR ONLY SOME OF THE
                                                                NOMINEES,  MARK "FOR ALL  EXCEPT" AND STRIKE A LINE THROUGH
                                                                THE NAMES OF THE  NOMINEES  FOR WHOM YOU ARE NOT VOTING.
         CONTROL NUMBER:
         SHARES OF RECORD:                                        2.    Approval of Amendment of       For     Against   Abstain
         BENEFIT PLAN SHARES:                                           the DST Systems, Inc. 1995    [   ]    [    ]     [   ]
                                                                        Stock Option and Performance
                                                                        Award Plan

                                                                        Mark box at right if you plan to
                                                                        attend the Annual Meeting of Stockholders.        [   ]

SEE IMPORTANT INFORMATION ON THE REVERSE SIDE                           Mark box at right if an address change has
                OF THIS CARD                                            been noted on the reverse side of this card.      [   ]
                                                  Date_________
Please be sure to sign exactly as your name
appears above and to date this Voting Card.
---------------------------------------------------------------       For Shares of Record,  all joint  owners  must  sign,
                                                                      and  executors, administrators,  trustees,  officers of
                                                                      corporate   stockholders, guardians  and  attorneys-in-fact
                                                                      must indicate the capacity in which they are signing.  For
                                                                      Benefit Plan Shares,  the Plan Participant must sign.
---------------------------------------------------------------
Stockholder/Plan Participant sign here       Co-owner sign here
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


DETACH CARD                                                      DETACH CARD
                             DST SYSTEMS, INC.

Dear Stockholder or Benefit Plan Participant:


Important matters set forth in the enclosed proxy materials require your immediate attention and approval.

DST strongly encourages you to exercise your right to vote your shares. Your vote counts.

Please sign the Voting Card, detach it, and promptly return it in the enclosed postage paid envelope. Alternatively, you may authorize your proxy by telephone at (877) 779-8683 or electronically at http://www.eproxyvote.com/dst. If you choose to vote by telephone or electronically, you will need the Control Number on the Voting Card.

Thank you in advance for your prompt attention.

Sincerely,


DST Systems, Inc.

                                DST SYSTEMS, INC.

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 8, 2001

                  THE DST BOARD OF DIRECTORS SOLICITS YOUR VOTE

The DST Board is making the two proposals, and they are not related to or conditioned on the approval of any other proposals which may come before the Annual Meeting.

The "Shares of Record" shown on the front of the card are the shares you held of record as of the close of business on the Record Date (March 16, 2001) with DST's transfer agent, including shares that you acquired through the DST Employee Stock Purchase Plan and that you hold in certificate form or through a book entry account with the transfer agent. The Proxy Committee appointed by the DST Board that will vote your Shares of Record is comprised of Thomas A. McDonnell, Robert C. Canfield and Kenneth V. Hager. IF YOU DO NOT SPECIFY HOW YOU AUTHORIZE THE PROXY COMMITTEE TO VOTE YOUR SHARES OF RECORD ON THE PROPOSALS, YOU AUTHORIZE IT TO VOTE FOR EACH OF THE PROPOSALS.

The "Benefit Plan Shares" shown on the front of the card are the total number of shares you held as of the close of business on the Record Date through your participation in any of the DST Employee Stock Ownership Plan, the DST 401(k) Profit Sharing Plan, or the DST Systems of California 401(k) Plan. IF YOU FAIL TO RETURN THIS VOTING CARD OR DO NOT SPECIFY YOUR VOTE, THE TRUSTEE OF THE APPLICABLE PLAN WILL VOTE THE BENEFIT PLAN SHARES ALLOCATED TO YOUR PLAN ACCOUNT IN THE SAME PROPORTION AS THE SHARES HELD BY THE PLAN FOR WHICH THE TRUSTEE RECEIVES VOTING INSTRUCTIONS.

You may revoke this proxy or instruction in the manner described in the Proxy Statement dated March 30, 2001, receipt of which you hereby acknowledge.

--------------------------------------------------------------------------------
  PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
           OR VOTE BY TELEPHONE AT (877) 779-8683 OR ELECTRONICALLY AT
                         HTTP://WWW.EPROXYVOTE.COM/DST.
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IF YOUR ADDRESS HAS CHANGED, PLEASE NOTE THE NEW ADDRESS BELOW.

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
VOTE BY TELEPHONE                                                       VOTE BY INTERNET

FOLLOW THESE FOUR EASY STEPS:                                           FOLLOW THESE FOUR EASY STEPS:

1.   READ THE ACCOMPANYING PROXY STATEMENT AND VOTING                   1.   READ THE ACCOMPANYING PROXY STATEMENT AND
     CARD.                                                                   VOTING CARD.

2.   CALL THE TOLL-FREE NUMBER                                          2.   GO TO THE WEBSITE
     1-877-PRX-VOTE (1-877-779-8683).  FOR STOCKHOLDERS                      HTTP://WWW.EPROXYVOTE.COM/DST
     RESIDING OUTSIDE THE UNITED STATES CALL COLLECT ON
     A TOUCH-TONE PHONE                                                 3.   ENTER YOUR CONTROL NUMBER LOCATED ON YOUR
     1-201-536-8073.  THERE IS NO CHARGE                                     VOTING CARD.
     FOR THIS CALL.

3.   ENTER YOUR CONTROL NUMBER LOCATED ON YOUR VOTING                   4.   FOLLOW THE INSTRUCTIONS PROVIDED.
     CARD.

4.   FOLLOW THE RECORDED INSTRUCTIONS.


   DO NOT RETURN  YOUR  VOTING CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

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